Income Taxes	12 Months Ended
Dec. 31, 2012
Income Tax Disclosure [Abstract]
Income Taxes

11. Income Taxes

The components of the income tax benefit are as follows:

(in thousands)	YEARS ENDED DECEMBER 31,
	2010	2011	2012
Current benefit from income taxes:
Federal	$5	$—	$—
State	—	—	—

Total current benefit from income taxes	5	—	—
Deferred (benefit from) provision for income taxes:
Federal	—	—	—
State	—	—	—

Total deferred tax (benefit from) provision for income taxes	—	—	—

Benefit from income taxes	$5	$—	$—

No income tax benefit or expense was recorded for the years ended December 31, 2011 and 2012. We recorded an income tax benefit for the year ended December 31, 2010, of $5,000 related to an adjustment to the refund of research tax credits as provided by the Housing and Economic Recovery Act of 2009.

A reconciliation of the federal statutory income tax rate to our effective income tax rate is as follows:

(in thousands)	YEARS ENDED DECEMBER 31,
	2010	2011	2012
Federal statutory income tax rate	$(4,577)	$6,899	$(9,658)
Nondeductible stock compensation	197	414	386
Nontaxable equity premiums	(1,374)	(825)	(452)
Deferred tax assets (utilized) not benefitted	5,751	(6,527)	9,750
Other permanent items	(2)	39	(26)

(Benefit) from income taxes	$(5)	$—	$—

The tax effects of temporary differences and carryforwards that give rise to significant portions of the deferred tax assets consist of the following (in thousands):

	YEARS ENDED DECEMBER 31,
	2010	2011	2012
Net operating loss carryforwards	$46,406	$37,905	$48,613
Research and development credit	6,346	5,218	5,372
Reserves and accruals	2,738	5,204	6,020

Total deferred tax assets	55,490	48,327	60,005
Deferred tax liability	—	—	—

Net deferred tax asset	55,490	48,327	60,005
Less: valuation allowance	(55,490)	(48,327)	(60,005)

Net deferred tax assets	$—	$—	$—

Realization of deferred tax assets is dependent upon future taxable income, if any, the amount and timing of which are uncertain. Accordingly, net deferred tax assets have been fully offset by a valuation allowance. Our valuation allowance increased by approximately $8.1 million, decreased by $7.2 million and increased by $11.7 million during 2010, 2011 and 2012 respectively. We have established a full valuation allowance against our deferred tax assets due to the uncertainty surrounding the realization of such assets. We evaluate on a periodic basis the recoverability of deferred tax assets and the need for a valuation allowance. At such time that it is determined that it is more likely than not that the deferred tax assets are realizable, the valuation allowance will be reduced.

At December 31, 2012, we had approximately $115.6 million and $141.7 million of federal and state net operating loss carryforwards, respectively, available to offset future taxable income. The net operating loss carryforwards begin to expire in 2024 for federal and 2015 for state purposes. We also had approximately $4.5 million and $3.3 million of federal and state tax credits, respectively, available to offset future tax. These credits begin to expire in 2023 for federal purposes, and state research and development tax credits can be carried forward indefinitely.

Utilization of the net operating loss and credit carryforwards may be subject to substantial annual limitation due to ownership change provisions of the Internal Revenue Code of 1986 and similar state provisions. The annual limitation may result in the expiration of net operating losses and credits before utilization. To the extent net operating loss carryforwards, when realized, relate to non-qualified stock option deductions, the resulting benefits will be credited to stockholders’ equity.

As of December 31, 2011 and 2012, we had no accrued interest or penalties related to income taxes, and no such interest and penalties have been incurred through December 31, 2012. As of December 31, 2012, no significant increases or decreases are expected to our uncertain tax positions within the next 12 months. A reconciliation of our unrecognized tax benefits for the years ended December 31, 2010, 2011 and 2012, is as follows:

(in thousands)	UNRECOGNIZED INCOME TAX BENEFITS

Balance as of January 1, 2010	$1,233
Deductions for prior year tax positions	(40)
Additions for current year tax positions	120

Balance as of December 31, 2010	1,313
Additions for current year tax positions	144

Balance as of December 31, 2011	1,457
Additions for current year tax positions	78

Balance as of December 31, 2012	$1,535

We file U.S. and state income tax returns with varying statutes of limitations. The tax years from inception in 2001 forward remain open to examination due to the carryover of unused net operating losses and tax credits. We have no ongoing tax examinations by tax authorities at this time.

We received $0.5 million from the U.S. government under the Section 48D Qualifying Therapeutic Discovery Project Program in 2010. This amount has been included within other income (expense), net in the accompanying statement of operations for the year ended December 31, 2010.